UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2006

MOUNTAINS WEST EXPLORATION, INC.
(Exact name of registrant as specified in its charter)

New Mexico	0-9500	85-0280415
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of incorporation)		Identification No.)

3111 N. Seminary, Suite 1N, Chicago, Illinois        60657
       (Address of principal executive offices)             (Zip Code)

Registrant’s telephone number, including area code:  (312) 952-7100

N/A
(Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On February 6, 2006 Mountains West Exploration, Inc., a New Mexico corporation (the “Company”) entered into a Letter of Extension with LD Acquisition, LLC, a Delaware limited liability company (“LD”). The Letter of Extension extends the due date of the Promissory Note, made by the Company to LD on November 15, 2005 for the principal amount of One Hundred Ninety-Seven Thousand and No/100 Dollars ($197,000) together with simple interest computed at a rate of (18%) per annum, to May 6, 2006.

Item 9.01             Financial Statements and Exhibits

Exhibit No. 99.1	Description of Exhibit Letter of Extension

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 10, 2006

Mountains West Exploration, Inc. By: /s/ Lee Wiskowski —————————————— Lee Wiskowski President

EXHIBIT INDEX

Exhibit No. 99.1	Description of Exhibit Letter of Extension